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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-07154

                  Cohen & Steers Total Return Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2003



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Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2003, is hereby included.

Item 2. Code of Ethics.

On February 5, 2004, the registrant adopted a code of ethics that applies to the registrant's principal executive and principal financial officers. A copy of the code of ethics is attached as Exhibit 10(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's audit committee has determined that it does not currently have an audit committee financial expert serving on its audit committee. Although no single audit committee member possesses the attributes necessary for qualification as an audit committee financial expert, several members have significant experience in the management of their personal assets and the assets of the businesses with which they are or have been associated. All members of the audit committee are also financially literate and have the necessary education and experience to be effective members of the audit committee. In addition, the registrant's nominating committee intends to recommend the appointment and election of an additional director who will qualify as an audit committee financial expert and the registrant's board will consider this nomination at a future meeting.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed by the registrant's principal accountant to the registrant were $35,000 for the fiscal year ended December 31, 2002 and $41,000 for the fiscal year ended December 31, 2003.

(b) Audit-Related Fees. There were no audit-related fees billed by the registrant's principal accountant to the registrant for the fiscal years ended December 31, 2002 and December 31, 2003.

(c) Tax Fees. The aggregate tax fees billed by the registrant's principal accountant to the registrant were $9,400 for the fiscal year ended December 31, 2002 and $10,300 for the fiscal year ended December 31, 2003. These fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(d) All Other Fees. There were no other fees billed by the registrant's principal accountant to the registrant for the fiscal years ended December 31, 2002 and December 31, 2003.

For the fiscal year ended December 31, 2002, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant were $46,000. These fees were billed in connection with internal control reviews and AIMR performance reviews and were not required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the Rule was not effective until 2003.



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For the fiscal year ended December 31, 2003, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant and approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were $49,500. These fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's principal accountant for services rendered to the registrant and the registrant's investment adviser and its affiliates were $55,400 for the fiscal year ended December 31, 2002 and $59,800 for the fiscal year ended December 31, 2003.

(h) This item was not applicable for the fiscal year ended December 31, 2003 since no such non-pre-approved services were rendered. For the fiscal year ended December 31, 2002, the registrant's audit committee did consider whether the provision of non-audit services that were rendered to the registrant's investment adviser and its affiliates was compatible with maintaining the principal accountant's independence. These non-audit services were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the Rule was not effective until 2003.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Gregory C. Clark, Bonnie Cohen, George Grossman, Richard J. Norman and Willard
H. Smith Jr.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
          STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF
                                   SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client



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portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.   Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

     A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

     B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

     C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

     1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

     2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

     3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

     4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.



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     5.   To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

     6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

     7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by



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its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.   Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.



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Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers. C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C.   Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.



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Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.   Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

     1.   creates a blank check preferred stock; or

     2.   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board



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for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.   Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.   Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V.   Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies, under the supervision of Joseph Harvey, Senior Vice President and Director of Research. Ed Lee shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. Mr. Lee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. Larry Stoller, Senior Vice President and General Counsel of C&S, shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.  Recordkeeping



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Mr. Lee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

     *    Name of the company

     *    Ticker symbol

     *    CUSIP number

     *    Shareholder meeting date

     *    Brief identification of each matter voted upon

     *    Whether the matter was proposed by management or a shareholder

     *    Whether C&S voted on the matter

     *    If C&S voted, then how C&S voted

     *    Whether C&S voted with or against management

Mr. Stoller shall be responsible for maintaining and updating this Policy and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

* Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

* Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

* Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).



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The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

* Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

* Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

Mr. Stoller shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - Mr. Stoller is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policy and Procedures. Mr. Stoller (or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, Mr. Stoller (or his designee) shall promptly inquire of Mr. Lee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, Mr. Stoller shall inform the Investment Committee that no proxy vote is to be submitted for that company until Mr. Stoller completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, Mr. Stoller (or his designee) shall receive on at least an annual basis from each member of the Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise Mr. Stoller if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - Mr. Stoller (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If Mr. Stoller determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them,



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and Mr. Lee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, Mr. Stoller (or his designee) shall be responsible for ensuring that Mr. Lee votes proxies in this manner. Mr. Stoller will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. Mr. Stoller shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) (1) Code of Ethics for Principal Executive and Principal Financial Officers



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(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


By: /s/ Robert H. Steers
    ----------------------------------
    Name: Robert H. Steers
    Title: Chairman

Date: February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Steers                  By: /s/ Martin Cohen
    ----------------------------------        ----------------------------------
    Name: Robert H. Steers                    Name: Martin Cohen
    Title: Chairman, Secretary and            Title: President, Treasurer
           and principal executive                   and principal financial
           officer                                   officer

Date: February 27, 2004



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 17, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2003. The net asset value at that date was $16.99 per share. In addition, during the quarter, three $0.085 per share monthly dividends and one $0.02 per share special dividend were declared and paid. The special year-end dividend consisted of a $0.02 per share capital gain distribution.

2003 REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 10.1%, bringing the total return for the year to 34.1%. This compares to NAREIT Equity REIT Index's(a) return of 10.0% and 37.1% for the quarter and year ended December 31, 2003, respectively.

    Exceeding even the most optimistic expectations, and frustrating many skeptics, 2003 was simply the best year for REIT investors in the modern era (since 1991). This was the year that REITs gained wider acceptance as both an important asset class and a financial instrument. We have long believed that REITs' investment characteristics -- namely high current yield, low correlation to other asset classes and strong total return potential -- were highly desirable. Record low returns on fixed-income investments made REIT current income and dividend growth capabilities all the more attractive. In our view, their low correlation to other asset classes, particularly following a major bear market in equities, offered a welcomed respite to investors whose risk tolerance has been dramatically reduced. The resilience of REIT cash flows and asset values, despite the sluggish economy and weak real estate markets, contributed to investors' confidence in their ability to produce healthy growth once these macro trends began to reverse, as they did in the second half of the year.

    While almost all REITs performed well in 2003, there were some interesting trends with respect to sector performance. The health care sector produced the best returns both in the fourth quarter (17.2%) and full year (53.6%). Health care fundamentals were better than expected due to a surprise increase in nursing home reimbursement in 2003, in spite of federal and local budget deficits. During the fourth quarter, the hotel sector fared second best (14.2%), followed by regional malls (12.5%). The full year runner-up to health care was the mall sector, delivering 52.2%. As was the case in the past several years, underperformers for both the quarter and full year were apartment and office building owners.

    Our results for the year reflected the industry's strong gains. The fund's best performing investments during the year were in the health care, regional mall and shopping center sectors. Lagging sectors for the fund were office and mixed office/industrial. In terms of individual securities, our best-performing holding was Ventas Inc., a

---------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

--------------------------------------------------------------------------------
                                       1



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

health care REIT that produced a total return of 106% for the year. Other significant contributors include shopping center owner Developers Diversified Realty, which generated a total return of 62.1%, and regional mall owner Mills Corp., which produced a total return of 60.3%. The fund's poorest performing holdings included Apartment Investment & Management Company, which generated a total return of 0.2% for the year, as well as Crescent Real Estate Equities, which generated a total return of 13.4%.

    We believe that REITs became an important component of many investment portfolios in 2003. Pension, endowment and charitable funds, along with many insurance companies found them to be attractive instruments with which to satisfy liabilities and other obligations. Investors shifting their investment objectives from pure growth to income and growth, particularly those approaching retirement age, found REITs to be one of the most attractive alternatives. REITs were included more than ever in portfolios of income-oriented and diversified investment vehicles and funds, both public and private, leveraged and unleveraged. For many investors who began to anticipate an increase in inflation and interest rates, REITs may have become a perceived safe haven from both, as REITs have historically performed well in high inflation and high interest rate environments. The consistent strong returns from REITs even attracted the attention of many die-hard direct real estate investors who had trouble finding bargains in the private market.

    To be sure, there were a fair number of fundamental reasons for REITs to have done well in 2003. Real estate has undergone a re-pricing over the past year, appreciating in value despite rising vacancies and softness in rents. Investors in both the public and private markets seemed to ignore recent market conditions, and instead valued property based on expected future cash flows. This strong real estate pricing bolstered REIT asset values. Low interest rates have clearly added to this pricing situation as it has enabled leveraged buyers to purchase properties at lower current returns than would be possible, or prudent, in a higher rate environment. Nonetheless, we are still not convinced that private real estate buyers in general have fully adapted, as much as REITs have, to the extraordinary credit market conditions that have prevailed.

    Over the past two years low interest rates and ready access to the financial markets have enabled most REITs to re-price their liabilities by retiring or refinancing high cost debt, or by adding to their leverage without assuming meaningfully higher risk. This phenomenon has not necessarily been fully appreciated by the investment community, in our opinion, but has undoubtedly enhanced equity values. In addition to stabilizing balance sheets and extending debt maturities, this has improved both the absolute level and, in our view, the quality of REIT earnings. As a result, REIT earnings performance overall in 2003 greatly exceeded what one would have expected in light of soft real estate markets. For example, the weighted average earnings per share of the 110 largest REITs declined by approximately 2.0%. More surprisingly, the dividends per share of the same group of companies grew by approximately 3.8% on average.

    As REITs consistently performed well throughout the year (rising in 11 out of 12 months), investor expectations for improving fundamentals were vindicated by economic statistics. The 8.2% rise in third quarter GDP was the highest rate of economic growth in 20 years. Following this showing, the expected 5.0% fourth quarter growth rate in our view should essentially dispel any lingering doubts about the durability of the U.S.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

economic recovery. Moreover, robust profit growth of corporate America validated the across-the-board rise in stock prices. The bottom line for investors in 2003 is that all major equity market indexes ended the year at annual highs in price, and REITs ended the year at record high share prices.

INVESTMENT OUTLOOK

    We believe that the key to REIT performance in 2004 will be the course of the U.S. economy. Not interest rates. Not Wall Street estimates of NAVs. Not valuations based on last year's earnings. A strong economy is essential to supporting real estate fundamentals. And strong fundamentals are essential to supporting REIT earnings growth and share prices. We remain optimistic about the course of the economy. In light of the return of business and consumer confidence, soaring profitability, ongoing fiscal stimulus and still-accommodative monetary policy, we believe the economy will remain strong. Our expectation is that in 2004 GDP will increase by at least 4%.

    We also believe that for the first time since the economic recovery began, the U.S. will experience strong job growth. We expect that 1.5 to 2.0 million jobs will be created this year. To the extent that this occurs, several dynamics of the real estate markets are likely to change significantly, primarily in the office and apartment sectors. Growth in service jobs will directly benefit owners of office buildings, particularly in larger cities such as New York, Boston, and Washington. We are already seeing vacancy rates begin to decline, coincident with companies now shifting from layoffs to new hiring, such as those in the financial service industry. Because a relatively high percentage of new jobholders tend to rent apartments, the strong job growth we expect should benefit owners of multi-family properties. Our apartment holdings are concentrated in those markets that are expected to be at the forefront of the expected job growth (particularly, in the southeast and southwest), as well as companies that have a strong presence in the northeast and western states where there is a higher tendency to rent apartments due to high population density and high home prices. We believe the hotel industry should benefit from increased business travel and increased tourism due to the weak dollar. However, our current weight in the hotel sector is unlikely to increase unless or until more companies reinstate their dividends and we believe they are sustainable.

    Generally speaking, we expect the retail sector to continue to exhibit strong fundamentals in 2004. With ongoing economic growth, we expect consumers to continue their recent spending patterns. Both regional mall and shopping center owners should benefit from these trends. However, while mall valuations remain generally attractive (as opposed to the shopping center sector, which is trading at a significant premium), both sectors currently offer lower-than-average dividend yields. Thus, we will continue to be underweight in the retail sector.

    Following the extraordinary returns that REITs delivered in 2003, it is natural to ask whether they can continue to perform well this year. As shown in the table below, the years following those in which REITs have turned in their best total returns have historically shown a continuation of strong performance. Thus, one should not assume that one year of very strong performance is necessarily followed by a subpar year. If the past is any guide to what investors may see in 2004, it appears that strong trends tend to remain in place.

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                                       3



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NAREIT EQUITY REIT RETURNS FOLLOWING BEST PERFORMING YEARS

                 TOTAL RETURN IN THE FOLLOWING:
      TOTAL    ----------------------------------
YEAR  RETURN   3 MOS.   6 MOS.   9 MOS.   12 MOS.
----  ------   ------   ------   ------   -------
1976  47.6%     7.6%    14.0%    15.0%     22.4%
1979  35.9%    -4.4%     7.1%    17.0%     24.4%
1983  30.6%     4.4%     3.8%    13.8%     20.9%
1991  35.7%     0.7%     3.3%    10.4%     14.6%
1996  35.3%     0.7%     5.7%    18.2%     20.3%
2000  26.4%     0.4%    11.4%     8.5%     13.9%
2003  37.1%     --       --       --        --

Past performance is no guarantee of future results. Returns are historical, include changes in share price and reflect reinvestment of all distributions. This information is presented for illustrative purposes only and does not represent the past performance of the fund. Investors cannot invest in this unmanaged index.

    Whereas REIT share prices are much higher than they were one year ago, we believe the health of the industry and the outlook for profit growth are stronger as well. In our experience, bear markets rarely, if ever, commence at this stage of economic and real estate cycles. In fact, the strengthening real estate markets are attracting an increasing amount of investment capital -- it is our understanding that a record amount of capital has been allocated to direct property ownership. We expect this to help to maintain strong pricing in most real estate markets. In our opinion, the rise in REIT prices has not changed the investment characteristics that investors are increasingly seeking.

    It remains our belief that while REITs are no longer as undervalued as they were over the past several years, the conditions to sustain continued strength and growth in this asset class are firmly in place. While we can rationally expect there to be share price corrections along the way -- as there always are -- we believe that REITs can still deliver solid, long-term returns to investors. In light of these strong fundamentals, combined with the valuation of REITs in comparison to many other asset classes, we believe that REITs will continue to appeal to

--------------------------------------------------------------------------------
                                       4



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

investors seeking the potential for portfolio diversification, a high level of current income and attractive total returns.

Sincerely,

       MARTIN COHEN                      ROBERT H. STEERS
       MARTIN COHEN                      ROBERT H. STEERS
       President                         Chairman

                          GREG E. BROOKS
                          GREG E. BROOKS
                          Portfolio Manager


           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM


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                                       5




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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2003

                                                                                     DIVIDEND
                                                        NUMBER        VALUE           YIELD
                                                      OF SHARES      (NOTE 1)     (UNAUDITED)(a)
                                                      ----------   ------------   --------------
EQUITIES                                    98.74%(b)
  COMMON STOCK                              78.54%
    DIVERSIFIED                             11.66%
        Colonial Properties Trust...................     82,100    $  3,251,160        6.72%
        Crescent Real Estate Equities Co............    170,600       2,922,378        8.76
        iStar Financial.............................     36,900       1,435,410        6.81
        Newcastle Investment Corp...................    103,027       2,792,032        7.38
        Vornado Realty Trust........................    144,700       7,922,325        5.19
                                                                   ------------
                                                                     18,323,305
                                                                   ------------
    HEALTH CARE                             10.31%
        Health Care Property Investors..............    115,000       5,842,000        6.54
        Health Care REIT............................     27,600         993,600        6.50
        Nationwide Health Properties................    161,800       3,163,190        7.57
        Ventas......................................    281,700       6,197,400        4.86
                                                                   ------------
                                                                     16,196,190
                                                                   ------------
    HOTEL                                    0.37%
        Hospitality Properties Trust................     14,200         586,176        6.98
                                                                   ------------
    INDUSTRIAL                               2.65%
        First Industrial Realty Trust...............     64,700       2,183,625        8.12
        Keystone Property Trust.....................     89,500       1,977,055        5.98
                                                                   ------------
                                                                      4,160,680
                                                                   ------------
    OFFICE                                  21.92%
        Arden Realty................................    160,000       4,854,400        6.66
        Brandywine Realty Trust.....................    184,900       4,949,773        6.57
        CarrAmerica Realty Corp. ...................    155,100       4,618,878        6.72
        Equity Office Properties Trust..............    203,400       5,827,410        6.98
        Mack-Cali Realty Corp. .....................    155,800       6,484,396        6.05
        Maguire Properties..........................     93,000       2,259,900        6.58
        Prentiss Properties Trust...................    165,300       5,453,247        6.79
                                                                   ------------
                                                                     34,448,004
                                                                   ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.

(b) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                    DIVIDEND
                                                         NUMBER        VALUE          YIELD
                                                       OF SHARES      (NOTE 1)     (UNAUDITED)
                                                       ----------   ------------   -----------
    OFFICE/INDUSTRIAL                          6.24%
        Kilroy Realty Corp. .........................     56,600    $  1,853,650       6.05%
        Liberty Property Trust.......................    135,600       5,274,840       6.22
        Reckson Associates Realty Corp. .............    110,000       2,673,000       6.99
                                                                    ------------
                                                                       9,801,490
                                                                    ------------
    RESIDENTIAL -- APARTMENT                  11.75%
        Archstone-Smith Trust........................    152,900       4,278,142       6.11
        AvalonBay Communities........................     69,900       3,341,220       5.86
        Camden Property Trust........................     78,900       3,495,270       5.73
        Gables Residential Trust.....................    122,900       4,269,546       6.94
        Home Properties..............................     47,000       1,898,330       6.14
        Mid-America Apartment Communities............     35,400       1,188,732       6.97
                                                                    ------------
                                                                      18,471,240
                                                                    ------------
    SELF STORAGE                               0.15%
        Sovran Self Storage..........................      6,200         230,330       6.49
                                                                    ------------
    SHOPPING CENTER                           13.49%
      COMMUNITY CENTER                         4.39%
        Developers Diversified Realty Corp. .........     22,600         758,682       4.89
        Federal Realty Investment Trust..............     67,200       2,579,808       5.11
        Heritage Property Investment Trust...........     51,300       1,459,485       7.38
        Kramont Realty Trust.........................     69,500       1,257,950       7.18
        Urstadt Biddle Properties -- Class A.........     60,000         849,000       5.94
                                                                    ------------
                                                                       6,904,925
                                                                    ------------
      REGIONAL MALL                            9.10%
        CBL & Associates Properties..................     42,100       2,378,650       5.13
        Glimcher Realty Trust........................     95,200       2,130,576       8.58
        Macerich Co. ................................    110,500       4,917,250       5.48
        Mills Corp. .................................    110,600       4,866,400       5.14
                                                                    ------------
                                                                      14,292,876
                                                                    ------------
        TOTAL SHOPPING CENTER........................                 21,197,801
                                                                    ------------
             TOTAL COMMON STOCK (Identified
               cost -- $83,410,565)..................                123,415,216
                                                                    ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                    DIVIDEND
                                                         NUMBER        VALUE          YIELD
                                                       OF SHARES      (NOTE 1)     (UNAUDITED)
                                                       ----------   ------------   -----------
  PREFERRED STOCK                             20.20%
    DIVERSIFIED                                3.54%
        Colonial Properties Trust, 9.25%, Series C...        600    $     16,092       8.61%
        Colonial Properties Trust, 8.125%, Series
           D.........................................     14,600         396,536       7.47
        Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)....................     75,500       1,765,945       7.23
        Pennsylvania Real Estate Investment Trust,
           11.00%, Series A..........................     55,400       3,379,400       9.02
                                                                    ------------
                                                                       5,557,973
                                                                    ------------
    HEALTH CARE                                2.82%
        Nationwide Health Properties, 7.677%,
           Series P..................................     47,000       4,427,400       8.15
                                                                    ------------
    HOTEL                                      0.21%
        FelCor Lodging Trust, 9.00%, Series B........      2,900          72,674       8.98
        Host Marriott Corp, 10.00%, Series C.........      3,500          95,445       9.17
        Host Marriott Financial Trust, 6.75%,
           QUIPS(a) (Convertible)....................      3,200         163,200       6.63
                                                                    ------------
                                                                         331,319
                                                                    ------------
    INDUSTRIAL                                 0.32%
        Keystone Property Trust, 9.125%, Series D....     18,800         510,420       8.40
                                                                    ------------
    OFFICE                                     3.95%
        Alexandria Real Estate Equities, 9.10%,
           Series B..................................     13,900         390,590       8.11
        HRPT Properties Trust, 8.75%, Series B.......     52,800       1,470,480       7.86
        Highwoods Properties, 8.625%, Series A.......      4,300       4,353,750       8.52
                                                                    ------------
                                                                       6,214,820
                                                                    ------------
    RESIDENTIAL -- APARTMENT                   3.51%
        Apartment Investment & Management Co., 8.75%,
           Series D..................................      6,431         162,383       8.67
        Apartment Investment & Management Co.,
           9.375%, Series G..........................    113,200       3,063,192       8.65
        Apartment Investment & Management Co.,
           10.10%, Series Q..........................     25,000         676,250       9.35
        Apartment Investment & Management Co.,
           10.00%, Series R..........................     18,100         491,777       9.20
        Mid-America Apartment Communities, 8.30%,
           Series H..................................     17,300         451,876       7.96
        Post Properties, 8.50%, Series A.............     11,000         673,640       6.94
                                                                    ------------
                                                                       5,519,118
                                                                    ------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                    DIVIDEND
                                                         NUMBER        VALUE          YIELD
                                                       OF SHARES      (NOTE 1)     (UNAUDITED)
                                                       ----------   ------------   -----------
    SHOPPING CENTER                            5.85%
      COMMUNITY CENTER                         0.50%
        Developers Diversified Realty Corp., 8.60%,
           Series F..................................      1,600    $     42,720       8.05%
        Ramco-Gershenson Property Trust, 9.50%,
           Series B..................................     11,600         325,380       8.48
        Urstatdt Biddle Properties, 8.50%, Series
           C.........................................      4,000         421,000       8.08
                                                                    ------------
                                                                         789,100
                                                                    ------------
      OUTLET CENTER                            0.46%
        Chelsea Property Group, 8.375%, Series A.....     13,000         717,437       7.59
                                                                    ------------
      REGIONAL MALL                            4.89%
        CBL & Associates Properties, 8.75%, Series
           B.........................................     13,000         712,400       7.99
        Mills Corp., 9.00%, Series B.................     73,800       2,032,452       8.17
        Mills Corp., 9.00%, Series C.................     25,000         691,125       8.14
        Mills Corp., 8.75%, Series E.................     26,000         704,600       8.08
        Taubman Centers, 8.30%, Series A.............    139,500       3,546,090       8.18
                                                                    ------------
                                                                       7,686,667
                                                                    ------------
        TOTAL SHOPPING CENTER........................                  9,193,204
                                                                    ------------
             TOTAL PREFERRED STOCK (Identified
               cost -- $26,999,814)..................                 31,754,254
                                                                    ------------
             TOTAL EQUITIES (Identified
               cost -- $110,410,379).................                155,169,470
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
CORPORATE BOND                                 0.43%
        Host Marriott, LP, 9.50%, due 01/15/07
           (Identified cost -- $600,489).............  $ 600,000         670,500
                                                                    ------------
TOTAL INVESTMENTS (Identified
  cost -- $111,010,868) ....................  99.17%                 155,839,970
OTHER ASSETS IN EXCESS OF LIABILITIES ......   0.83%                   1,305,956
                                             ------                 ------------
NET ASSETS (Equivalent to $16.99 per share based on
  9,249,159
  shares of capital stock outstanding) ..... 100.00%                $157,145,926
                                             ------                 ------------
                                             ------                 ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

ASSETS:
    Investments in securities, at value (Identified
       cost -- $111,010,868) (Note 1).......................  $155,839,970
    Cash....................................................       430,852
    Dividends and interest receivable.......................     1,030,420
    Other assets............................................         4,324
                                                              ------------
         Total Assets.......................................   157,305,566
                                                              ------------
LIABILITIES:
    Payable to investment advisor...........................        91,874
    Payable for professional fees...........................        35,516
    Payable to administrator................................         2,160
    Other liabilities.......................................        30,090
                                                              ------------
         Total Liabilities..................................       159,640
                                                              ------------
NET ASSETS applicable to 9,249,159 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $157,145,926
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($157,145,926[div]9,249,159 shares outstanding).........  $      16.99
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      17.74
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........          4.41%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $112,560,482
    Accumulated net realized loss on investments............      (243,658)
    Net unrealized appreciation on investments..............    44,829,102
                                                              ------------
                                                              $157,145,926
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Investment Income (Note 1):
    Dividend income.........................................  $ 6,596,560
    Interest income.........................................       67,815
                                                              -----------
         Total Income.......................................    6,664,375
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      955,238
    Reports to shareholders.................................       90,004
    Professional fees.......................................       77,848
    Directors' fees and expenses (Note 2)...................       42,442
    Custodian fees and expenses.............................       26,846
    Transfer agent fees and expenses........................       26,236
    Administration fees.....................................       25,441
    Registration and filing fees............................       23,751
    Miscellaneous...........................................       31,208
                                                              -----------
         Total Expenses.....................................    1,299,014
                                                              -----------
Net Investment Income.......................................    5,365,361
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................    3,136,985
    Net change in unrealized appreciation on investments....   33,087,426
                                                              -----------
         Net realized and unrealized gain on investments....   36,224,411
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $41,589,772
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE               FOR THE
                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 2003    DECEMBER 31, 2002(a)
                                                  -----------------    --------------------
Change in Net Assets:

    From Operations:

         Net investment income..................    $  5,365,361          $  5,861,717

         Net realized gain on investments.......       3,136,985            10,271,809

         Net change in unrealized
            appreciation/(depreciation) on
            investments.........................      33,087,426            (6,282,024)
                                                    ------------          ------------

              Net increase in net assets
                resulting from operations.......      41,589,772             9,851,502
                                                    ------------          ------------

    Dividends and Distributions to Shareholders from (Note 1):

         Net investment income..................      (5,365,361)           (6,959,063)

         Net realized gain on investments.......      (3,196,876)           (1,919,755)

         Tax return of capital..................        (917,957)                   --
                                                    ------------          ------------

              Total dividends and distributions
                to shareholders.................      (9,480,194)           (8,878,818)
                                                    ------------          ------------

              Total increase in net assets......      32,109,578               972,684
                                                    ------------          ------------

    Net Assets:

         Beginning of year......................     125,036,348           124,063,664
                                                    ------------          ------------

         End of year............................    $157,145,926          $125,036,348
                                                    ------------          ------------
                                                    ------------          ------------

-------------------
(a) See Note 1.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                   2003      2002(b)    2001(b)    2000(b)       1999(b)
--------------------------------                  -------    -------    -------    -------    -----------
Net asset value, beginning of year..............  $ 13.52    $ 13.41    $ 12.35    $ 10.63    $     12.35
                                                  -------    -------    -------    -------    -----------
Income from investment operations:
    Net investment income.......................     0.58       0.64       0.77       0.75           0.83
    Net realized and unrealized gain/(loss) on
      investments...............................     3.92       0.43       1.28       1.93          (1.56)
                                                  -------    -------    -------    -------    -----------
        Total income from investment
          operations............................     4.50       1.07       2.05       2.68          (0.73)
                                                  -------    -------    -------    -------    -----------
Less dividends and distributions to shareholders
  from:
    Net investment income.......................    (0.58)     (0.75)     (0.77)     (0.74)         (0.83)
    Net realized gain on investments............    (0.35)     (0.21)        --         --             --
    Tax return of capital.......................    (0.10)        --      (0.22)     (0.22)         (0.16)
                                                  -------    -------    -------    -------    -----------
        Total from dividends and distributions
          to shareholders.......................    (1.03)     (0.96)     (0.99)     (0.96)         (0.99)
                                                  -------    -------    -------    -------    -----------
        Net increase/(decrease) in net assets...     3.47       0.11       1.06       1.72          (1.72)
                                                  -------    -------    -------    -------    -----------
Net asset value, end of year....................  $ 16.99    $ 13.52    $ 13.41    $ 12.35    $     10.63
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------
Market value, end of year.......................  $ 17.74    $ 14.19    $ 13.60    $11.875    $    10.625
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------
----------------------------------------------------------------------------------------------------------
Total market value return(c)....................    33.36%     11.53%     23.34%     21.53%        -10.18%
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------
Total net asset value return(c).................    34.05%      7.77%     16.82%     26.17%         -6.77%
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions)...........  $ 157.1    $ 125.0    $ 124.1    $  91.4    $      78.7
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------
Ratio of expenses to average daily net assets
  (before expense reduction)....................     0.95%      0.96%      1.18%      1.16%          1.18%
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------
Ratio of expenses to average daily net assets
  (net of expense reduction)....................     0.95%      0.96%      1.18%      1.15%          1.12%
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------
Ratio of net investment income to average daily
  net assets
  (before expense reduction)....................     3.93%      4.59%      5.86%      6.56%          7.08%
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------
Ratio of net investment income to average daily
  net assets
  (net of expense reduction)....................     3.93%      4.59%      5.86%      6.57%          7.14%
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------
Portfolio turnover rate.........................       22%        30%        34%        31%            62%
                                                  -------    -------    -------    -------    -----------
                                                  -------    -------    -------    -------    -----------

-------------------

(b) See Note 1.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a closed-end, nondiversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

    Revision of Financial Information: Due to the nature of commercial real estate and the REIT structure, which generally is not subject to corporate tax, REIT dividends can be characterized as a combination of net income, capital gains (from asset dispositions) and return of capital (which generally relates to property depreciation). To date, it has been the fund's policy to distribute to its shareholders all dividends received, regardless of dividend characterization, from the securities it holds in the year that such dividends were received. The fund has reclassified a portion of its net investment income as an increase to net realized gain on investments and as an increase to unrealized appreciation/(depreciation) on investments for the current year and for prior periods. These reclassifications are being done to recognize the return of capital and realized gains that have been reported by the securities held in the portfolio of investments. These changes for the year ended December 31, 2002 are reflected in the Statement of Changes in Net Assets as follows:

                                                     PREVIOUSLY           AS
                                                      REPORTED          REVISED
                                                      --------          -------
Net investment income..............................  $ 8,857,879      $ 5,861,717
Net realized gain on investments...................    8,070,085       10,271,809
Net change in unrealized
  appreciation/(depreciation) on investments.......   (7,076,462)      (6,282,024)
                                                     -----------      -----------
Net increase in net assets resulting from
  operations.......................................  $ 9,851,502      $ 9,851,502
                                                     -----------      -----------
                                                     -----------      -----------

    On the Financial Highlights, the net investment income per share figures have been reduced and the net realized gain/(loss) on investments per share have been correspondingly increased. In addition, the ratios of net investment income have been reduced. These reclassifications do not change the actual dividends that were received by the fund, nor do they alter any taxpayer records, as such adjustments have historically been captured in the fund's tax reporting to its shareholders.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The reclassifications for the Financial Highlights are as follows:

                                                        DECREASE IN RATIOS
                                                        OF NET INVESTMENT
                                    INCREASE IN NET     INCOME TO AVERAGE
                                      REALIZED AND       DAILY NET ASSETS
                                       UNREALIZED        (BEFORE EXPENSE
                 DECREASE IN NET     GAIN/(LOSS) ON     REDUCTION AND NET
 YEAR ENDED     INVESTMENT INCOME     INVESTMENTS           OF EXPENSE
DECEMBER 31,        PER SHARE          PER SHARE            REDUCTION)
------------        ---------          ---------            ----------
    2002              $0.32              $0.32                 2.35%
    2001              $0.20              $0.20                 1.53%
    2000              $0.19              $0.19                 1.68%
    1999              $0.18              $0.18                 1.53%

    These reclassifications had no effect on net assets or the net increase in net assets resulting from operations or cash received from the underlying investments.

    Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the fund on portfolio securities.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the adviser believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim. The fund had no borrowings during the year ended December 31, 2003.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the investment advisor to the fund, pursuant to an advisory agreement (the advisory agreement). The advisor is responsible for the actual management of the fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the advisor, subject to review by the board of directors and the applicable provisions of the Act. For the services provided pursuant to the advisory agreement, the advisor is entitled to receive a fee, computed daily and payable monthly at an annual rate of 0.70% of the fund's average daily net assets. For the year ended December 31, 2003, the fund incurred investment advisory fees of $955,238.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2003, fees and related expenses accrued for nonaffiliated directors totaled $42,442.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2003, totaled $31,752,830 and $30,408,582, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $917,957 ($0.10 per share) for the year ended December 31, 2003 which has been deducted from paid-in capital.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes. The dividends and distributions to shareholders for tax purposes are characterized as follows:

                                   FOR THE YEAR ENDED DECEMBER 31,
                                   -------------------------------
                                       2003               2002
                                       ----               ----
Ordinary income.................    $5,365,361         $6,959,063
Long-term capital gains.........     3,196,876          1,919,755
Tax return of capital...........       917,957                 --
                                    ----------         ----------
                                    $9,480,194         $8,878,818
                                    ----------         ----------
                                    ----------         ----------

    At December 31, 2003 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $111,254,526
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 44,683,622
Gross unrealized depreciation.....................       (98,178)
                                                    ------------
Net unrealized appreciation.......................  $ 44,585,444
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts.

    Components of distributable earnings on a tax basis consists of undistributed ordinary income of $0 and undistributed capital gains of $0.

NOTE 5. COMMON STOCK

    At December 31, 2003, the fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 9,249,159 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 41,824 shares.

NOTE 6. BORROWINGS

    The fund, in conjunction with other Cohen & Steers funds, has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

    During the year ended December 31, 2003, the fund had no loans outstanding.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Cohen & Steers Total Return Realty Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    As explained in Note 1, the Fund has revised amounts previously reported as net investment income to reflect the reclassification of distributions in excess of income received from underlying investments. These reclassifications had no effect on net assets or the net increase in net assets resulting from operations.

                                                   PRICEWATERHOUSECOOPERS LLP

New York, New York
February 17, 2004

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                 (PERIODS ENDED DECEMBER 31, 2003) (UNAUDITED)

                                SINCE INCEPTION
ONE YEAR       FIVE YEARS          (9/27/93)
--------       ----------       ---------------
34.05%           14.69%             11.70%

                        REINVESTMENT PLAN
   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change the registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.


                      TAX INFORMATION -- 2003 (UNAUDITED)

    For the year ended December 31, 2003, the fund had qualifying income distributions of $160,736 and Post May 5th long term capital gains distributions of $1,051,889. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, this dividend is eligible for a maximum allowable rate of 15% for individuals.

    For the year ended December 31, 2003 the fund had long term capital gains distributions of $3,196,876.

    Shareholders are advised to consult with their own tax advisors as to the Federal, State, and local tax status of the income received.

-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The fund has a Dividend Reinvestment Plan (the plan). Each shareholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by Equiserve Trust Company (the plan agent), as agent for shareholders pursuant to the plan. The plan agent will effect purchases of shares under the plan in the open market. Shareholders who do not participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the plan agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the plan.

    The plan agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The fund will not issue any new shares in connection with the plan.

    Participants in the plan may withdraw from the plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the plan or upon termination of the plan as provided below, certificates for whole shares credited to his or her account under the plan will be issued and a cash payment will be made for any fraction of a share credited to such account, or the plan agent will sell the participant's shares and send the participant the proceeds less a service fee and brokerage commissions.

    The plan agent maintains each shareholder's account in the plan and furnishes written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Shares in the account of each plan participant will be held by the plan agent on behalf of the participant. Proxy material relating to shareholders' meetings of the fund will include those shares purchased as well as shares held pursuant to the plan.

    If shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact the nominee to see if it will participate in the plan on their behalf. If shareholders wish to participate in the plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they should request to reregister shares in their own name, which will enable participation in the plan.

    The plan agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The plan also may be amended or terminated by the plan agent by at least 90 days' written notice to all shareholders of the fund. All correspondence concerning the plan should be directed to the plan agent at Equiserve Trust Company, 150 Royall Street, Canton, MA 02021 (telephone:
900-426-5523).

                               ADDITIONAL INFORMATION

    During the period, there have been no material changes in the fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the fund's charter or by-laws that would delay or prevent a change in control of the fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the fund.

    A portion of the fund's dividends and distributions may not be tied to the fund's investment income and capital gains and could represent a return of the fund's capital. Any return of capital would not represent yield or investment on the fund's investment portfolio.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                          NUMBER OF
                                                                                                          PORTFOLIOS
                                                                                                           OVERSEEN
                                                                                                          WITHIN THE
                              POSITION(S) HELD     TERM OF     LENGTH OF      PRINCIPAL OCCUPATION(S)        FUND
  NAME, ADDRESS AND AGE          WITH FUND         OFFICE     TIME SERVED     DURING PAST FIVE YEARS       COMPLEX
--------------------------   ------------------  -----------  -----------  -----------------------------  ----------
Robert H. Steers .........   Director, chairman     2006         Since     Co-chairman and co-chief          10
757 Third Avenue               and secretary                   inception   executive officer of Cohen &
New York, New York                                                         Steers Capital Management,
Age: 50                                                                    Inc., the fund's investment
                                                                           manager since 2003. Prior
                                                                           thereto, Chairman of Cohen &
                                                                           Steers Capital Management,
                                                                           Inc.

Martin Cohen .............       Director,          2004         Since     Co-chairman and co-chief          10
757 Third Avenue               president and                   inception   executive officer of Cohen &
New York, New York               treasurer                                 Steers Capital Management,
Age: 55                                                                    Inc., the fund's investment
                                                                           manager. Prior thereto,
                                                                           President of Cohen & Steers
                                                                           Capital Managment, Inc.

Gregory C. Clark .........        Director          2005         Since     Private investor. Prior           10
99 Jane Street                                                 inception   thereto, President of
New York, New York                                                         Wellspring Management Group
Age: 56                                                                    (investment advisory firm).

Bonnie Cohen .............        Director          2005        2001 to    Consultant. Prior thereto,        10
1924 Phelps Place, N.W.                                         present    Undersecretary of State,
Washington, D.C.                                                           United States department of
Age: 61                                                                    state.

George Grossman ..........        Director          2006         Since     Attorney-at-law.                  10
17 Elm Place                                                   inception
Rye, New York
Age: 50

Richard J. Norman ........        Director          2004        2001 to    Private investor. Prior           10
7520 Hackamore Drive                                            present    thereto, Investment
Potomac, Maryland                                                          Representative of Morgan
Age: 60                                                                    Stanley Dean Witter.

Willard H. Smith, Jr. ....        Director          2005        1996 to    Director. Board member of         10
7231 Encelia Drive                                              present    Essex Property Trust, Inc.,
La Jolla, California                                                       Highwoods Properties, Inc.
Age: 67                                                                    and Realty Income
                                                                           Corporation. Managing
                                                                           director at Merrill Lynch &
                                                                           Co., Equity Capital Markets
                                                                           Division from 1993 to 1995.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                  [COHEN & STEERS                                      [COHEN & STEERS
              EQUITY INCOME FUND LOGO]                               REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX


               FOR CAPITAL APPRECIATION:                              FOR TOTAL RETURN:

                  [COHEN & STEERS                                      [COHEN & STEERS
             SPECIAL EQUITY FUND LOGO]                         INSTITUTIONAL REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX


                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       25

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                    KEY INFORMATION

Robert H. Steers                          INVESTMENT ADVISOR
Director and chairman                     Cohen & Steers Capital Management,
                                          Inc.
Martin Cohen                              757 Third Avenue
Director and president                    New York, NY 10017
                                          (212) 832-3232
Gregory C. Clark
Director                                  FUND ADMINISTRATOR AND CUSTODIAN
                                          State Street Corp.
Bonnie Cohen                              225 Franklin Street
Director                                  Boston, MA 02110

George Grossman                           TRANSFER AGENT
Director                                  Equiserve Trust Company
                                          150 Royall Street
Richard J. Norman                         Canton, MA 02021
Director                                  (800) 426-5523

Willard H. Smith Jr.                      LEGAL COUNSEL
Director                                  Simpson Thacher & Bartlett
                                          425 Lexington Avenue
Greg E. Brooks                            New York, NY 10017
Vice president
                                          New York Stock Exchange Symbol: RFI
Adam Derechin
Vice president and assistant treasurer    Web site: cohenandsteers.com

Lawrence B. Stoller                       This report is for shareholder
Assistant secretary                       information. This is not a prospectus
                                          intended  for use in the purchase or
                                          sale of fund shares. Past performance
                                          is of course no guarantee of future
                                          results and your investment may be
                                          worth more or less at the time you
                                          sell.







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                                       26

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



    COHEN & STEERS
TOTAL RETURN REALTY FUND

  ANNUAL REPORT
DECEMBER 31, 2003


                             STATEMENT OF DIFFERENCES

The division sign shall be expressed as............................... [div]
The section symbol shall be expressed as..............................  'SS'